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Primary Liquidity Fund                       Available through:
Government Liquidity Fund                    Oppenheimer & Co.
Municipal Liquidity Fund                     A division of Fahnestock & Co. Inc.
                                             125 Broad Street
                                             New York, NY  10004
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Shares of Cortland Trust, Inc. - Cortland General Money Market Fund, U.S.
Government Fund, and Municipal Money Market Fund (each, a "Fund," collectively, the "Funds")

Supplement dated July 29, 2003 to the Prospectus dated July 29, 2003 relating to the Funds' Liquidity Classes of Shares.

The Distributor has contractually agreed to waive any Distribution or Servicing Fees to the extent necessary in order to keep each Fund's Liquidity Class Shares' net expenses at 0.90% through September 23, 2003. Thereafter, each Fund's Liquidity Class Shares will bear the entire 1.25% of Total Annual Fund Operating Expenses, as shown in the Fee Table sections of the Prospectus.

OPP_CORTSUPP03